SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2001


                             OBJECTSOFT CORPORATION

               (Exact Name of Registrant as Specified in Charter)


Delaware                         1-10751           22-3091075
(State or Other Jurisdiction   (Commission      (IRS Employer
of Incorporation)                File No.)  Identification No.)



Continental Plaza III,
433 Hackensack Avenue, Hackensack, NJ       07601
(Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code (201) 343-9100


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     ObjectSoft Corporation (OTCBB: OSFT.OB), announced that it is terminating business operations as of the end of July 12, 2001 and will file for protection under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Newark, New Jersey.

     Additionally, Directors Dan Ryan and Stan Hirschman have resigned from the Board of Directors.

     For additional information contact: Hellring Lindeman Goldstein & Siegal LLP at 973-621-9020

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2001

OBJECTSOFT CORPORATION


By: /s/ S. Michael Rudolph
S. Michael Rudolph
Chairman, President and Chief Executive
Officer